UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):   June 4, 2009

USA REAL ESTATE INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

California	0-16508	68-0420085

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		Number)

641 Fulton Avenue, Suite 200
Sacramento, California	95825

(Address of principal executive offices)	(Zip Code)

(916) 761-4992
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters

The Trustees sent a letter to the Trust shareholders announcing that they had suspended distributions at this time and they are now considering liquidating the Trust.  A copy of the letter to shareholders is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Letter to the Trust's shareholders dated June 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 4, 2009	USA REAL ESTATE INVESTMENT TRUST
	By:	/s/ Gregory E. Crissman
Gregory E. Crissman, as Chairman, Chief Executive Officer and Chief Financial Officer
(Duly Authorized Officer)